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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

To the Stockholders and Directors of eSat, Inc.

We hereby consent to the use in the Prospectus constituting a part of this Registration Statement on Form S-1 of our report dated August 12, 1999, revised October 22, 1999, relating to the financial statements of eSat, Inc., for the years ended December 31, 1997 and 1998.

We also consent to the reference to us under the caption "Experts" in the Prospectus.



                                                Lichter and Associates

                                                /s/  Lichter and Associates

Los Angeles, California
May 5, 2000